UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2004

STRATEGIC HOTEL CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32223	33-1082757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 658-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 5.02 Departure of Principal Officer

(b) On August 30, 2004, James H. Lyman resigned from his position as Executive Vice President and Chief Financial Officer of Strategic Hotel Capital, Inc. (the “Company”). Mr. Lyman will continue to work with the Company in a transitional capacity through the end of September, 2004. The Company has retained an executive search firm to help identify qualified candidates to fill the position. A copy of the press release reporting the resignation of Mr. Lyman is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

(c) Exhibits

99.1	Press Release dated September 2, 2004 reporting the resignation of James H. Lyman

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2004

STRATEGIC HOTEL CAPITAL, INC.

By:	/s/ Laurence S. Geller
Laurence S. Geller
Chief Executive Officer

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